MOLINA® HEALTHCARE

Investor Day 2024
Value Creation: The Next Wave

November 8, 2024

Value Creation: The Next Wave

Topic	Speaker
Welcome and Introduction	Jeff Geyer
Sustaining Profitable Growth	Joe Zubretsky
Compelling Financial Profile	Mark Keim
Q&A	Joe Zubretsky Mark Keim Jim Woys

Cautionary Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This presentation and the accompanying oral remarks include forward-looking statements regarding, without limitation, the Company's growth strategy and long-term growth rate, embedded earnings and their realization, market share goals, the sustaining of our profit margins, Medicaid redeterminations or reverifications and the management of our medical costs, future RFPs and our RFP success rate, M&A activity and the sustaining of our acquisitions pipeline, Medicaid rates and Medicaid carve-ins and carve-outs, our 2024 guidance, our 2025 outlook, our long-term financial goals and projected earnings and EPS growth, and the Company's general business plans. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. Readers and listeners are cautioned not to place undue reliance on any forward-looking statements as forward-looking statements are not guarantees of future performance, and the Company's actual results may differ materially due to numerous known and unknown risks and uncertainties. Those risks and uncertainties are discussed under Item 1A in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and also in the Company's quarterly reports, current reports, and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company's website or on the SEC's website at www.sec.gov. All forward looking statements in this presentation represent management's judgment as of November 8, 2024, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

Sustaining Profitable Growth

Joe Zubretsky
President and Chief Executive Officer

Our Historical Performance

Sustaining Profitable Growth

Our track record sets the foundation for our long-terms targets

What We Said We Would Do (Prior Long-Term Targets)	What We Delivered (2019 to 2024G)	What We Will Do (2024G to 2027)
– 13% - 15% Premium CAGR	– 19% Premium CAGR	– 11% - 13% Premium CAGR
– Organic growth current footprint	– $6B from current footprint	– $5B from current footprint
– Strategic initiatives	– $7B from strategic initiatives	– $4B-$7B from strategic initiatives
– Accretive acquisitions	– $9B from acquisitions	– $5B from acquisitions
– 4% - 5% pre-tax margin	– 4.7% pre-tax margin	– 4% - 5% pre-tax margin
– 15% - 18% EPS CAGR	– 15% EPS CAGR	– 13% - 15% EPS CAGR

Performance Outlook

Sustaining Profitable Growth

Our strategy will produce sustainable, profitable growth and industry leading margins

What We Will Do – The Next 3 Years		
Premium Revenue Growth	**Pretax Margin**	**Adjusted EPS Growth**
11% - 13%	4% - 5%	13% - 15%
7% - 9% Organic Growth	87.5% - 88.5% Medical Cost Ratio	11% - 13% Earnings Growth
~4% Acquisitions	< 7% G&A Ratio	~2% Share Repurchases

...while continually refreshing embedded earnings to support forward growth

Sustaining Profitable Growth

- Value Creating Franchise
- Retrospective
- Current Environment
- The Growth Model
- Operating Excellence
- Performance Outlook

Value Creating Franchise

The Molina Franchise

A leading pure-play, government-sponsored managed care franchise with depth, breadth, and scale

FORTUNE 500

128	$38B	5.7M	21	3
Ranking	Premium Revenue 2024G	Members YE 2024	States 2024	Products Medicaid, Medicare and Marketplace

Diversified and Balanced Portfolio

Value
Creating Franchise

Geographically diversified portfolio of complementary product segments

Well Diversified 21 State Portfolio


Percent of Total Premium Revenue
5% or less
6-10%
>10%

Synergistic Medicare and Marketplace Segments Complement Medicaid


6%
Marketplace
15%
Medicare
~$38B
2024G
Premium
79%
Medicaid

Portfolio Synergies

Synergistic product segments provide member continuity and leverage common capabilities



Federal Poverty Level
400
250
150
138
100
Marketplace
(low subsidy)
Marketplace Target
(max subsidies)
Medicaid
Mobility as income levels change
Continuity for "age ins" and Integration Requirements
MAPD
MAPD Target
(low-income)
Duals
<65
Age
>65

Retrospective

Long-Term Value Creation

A proven track record of industry-leading profitable growth and shareholder value creation

Revenue Growth
(2019 to 2024)


19%
12%
MOLINA HEALTHCARE
MCO Peers

Adjusted EPS Growth
(2019 to 2024)


15%
7%
MOLINA HEALTHCARE
MCO Peers

Total Shareholder Return
(2019 to Current)

~313% vs. ~69%
Total Return during Molina management's tenure vs. MCO peers


141%
30%
MOLINA HEALTHCARE
MCO Peers

Source: Company financials and Bloomberg. Molina and MCO Peers reflects FY2019 through consensus estimates for 2024E. Total shareholder return reflects 12/31/19 to 11/01/24.

Premium Revenue Growth

19% trailing five-year CAGR was well balanced between organic growth and M&A, more than doubling the size of the Company while maintaining industry leading margins


In $ Billions
Organic
$16
$6
$7
$9
~$38
2019
Current Footprint
Strategic Initiatives
M&A
2024 Guidance

Organic Premium Revenue Growth

Total organic premium growth of 11% was above the high end of our long-term range led by the Medicaid flagship

	Prior Long-term Target	2019 - 2024G Achieved
Medicaid	8% - 10%	12%
Medicare	11% - 13%	5%
Marketplace	5% - 8%	11%
Weighted Total	**8% - 10%**	**11%**

RFP Wins and Accretive Acquisitions

A successful history of retaining existing contracts and delivering new store growth through RFP wins and accretive acquisitions

Reprocurements

Within Current Footprint


OH
MS
CA
MI
MA
FL
WI

New Procurements

$7B Premium Realized 2019-2024G


NV
NM
IA
KY
CA
NE

$3.5B Premium To Be Realized 2025+


NM
TX
Star+
TX
Star, CHIP
OH
Duals
MI
Duals

Announced M&A

$9B Premium Realized 2019-2024G

Magellan Complete Care
Affinity Health Plan
YourCare
Cigna
AgeWell New York Health Plans
my choice Wisconsin
Bright HealthCare

$1.4B Premium To Be Realized 2025+

ConnectiCare

Adjusted EPS Growth

Retrospective

Adjusted EPS growth is achieved through current footprint and new store embedded earnings. $6.00 remains for 2025 through 2027.



>$23.50
$20.88
$17.92
$13.54
$10.67
~$7.25
$6.71
$4.75
$1.87
$1.00
$2.50
$3.50
$5.50
Organic growth in current footprint
Realized New Store
2020
2021
2022
2023
2024G

	2020	2021	2022	2023	2024G
New Store Realized		($1.00)	($1.50)	($1.00)	($2.00)
New Store Additions		$1.00	$4.00	$1.50	$2.50
Embedded Earnings	$2.50	$2.50	$5.00	$5.50	$6.00

MOLINA HEALTHCARE

Current Environment

Government Managed Care Market

Addressable markets exceed $750 billion in annual spend with attractive, profitable growth opportunities

Managed Medicaid


+6%
Projected Long-term CAGR
56M
2024
$460B
2024
Members
Spend

Medicare Duals


+10%
Projected Long-term CAGR
6M
$150B
Members
Spend

Marketplace


+5%
Projected Long-term CAGR
21M
$148B
Members
Spend

Sources: CBO, CMS and NHE
Note: Medicare Duals includes D-SNP, HIDE, FIDE, MMP

Molina Market Share Profile

Market shares across all segments are large enough for scale and relevancy but allow for substantial growth opportunity

	Medicaid	Medicare Duals	Marketplace
National Market Share	~7% #4 Nationally	~2% #8 Nationally	~2% Top 15 Nationally
Average State Market Share – Molina	~11%	~5%	~3%
Average State Market Share – Top Competitors	~14%	~22%	~13%

Sources: Health Management Associates, State-reported data, CMS and Decision Resources Group
Note: Medicare Duals includes D-SNP, HIDE, FIDE, MMP

Political and Regulatory Environment

We focus on the possible policy changes and what it would take to make them in any political scenario

Policies in Focus

Medicaid
- Work requirements
- Dual-eligible integration
- Medicaid expansion

Medicare
- Risk adjustment & Stars
- Dual-eligible integration
- Entitlement reform

Marketplace
- Expiration of enhanced subsidies
- Affordable Care Act repeal
- Eligibility & enrollment

Paths to Modify Policies

1. State-level legislation
2. Federal legislation & Budget Reconciliation
3. Executive Orders
4. Regulatory bodies and rulings
5. Judicial rulings

Highly Attractive Business Mix

The current environment creates a very favorable outlook for all Molina segments

Medicaid Environment

- Actuarially sound rates
- Expansion of entitlement programs
- Growth in low-wage service economy
- Growing penetration of managed Medicaid programs


79%
15%
6%
~$38B
2024G
Premium

Medicare Duals Environment

- Duals growth projected to exceed traditional Medicare
- Shift towards integration of Medicare & Medicaid products

Marketplace Environment

- Rational pricing environment with stable risk pools
- Significant opportunity if subsidies are extended

The Growth Model

Medicaid / Medicare / Marketplace / Accretive M&A

Long-Term Premium Revenue Growth Targets

Strong, balanced organic growth complemented by a disciplined acquisition strategy

Organic Growth

Medicaid	7% - 9%
Medicare	12% - 14%
Marketplace	5% with Optionality
Weighted Total	**7% - 9%**

Total Growth


7% - 9%
~4%
11% - 13%
Organic
Acquisitions
Total

The Growth Model

The growth model is well-balanced between organic drivers and accretive M&A


~2/3 Organic
~1/3 Accretive M&A
Current Footprint
~4%
Market Growth and Rates
Strategic Initiatives
3% - 5%
New Contracts
Market Share
~4%
Bolt-ons in
Core Products Lines
11% - 13%
Industry Leading
Profitable Growth

2027 Premium Revenue Target

Premium revenue growth target of 11% - 13% is well-balanced and maintains the trajectory to achieve the previous outlook of $46 billion in 2026



In $ Billions
Organic
~$38
~$5
~$4 to ~$7
~$5
~$52 to ~$55
2024 Guidance
Current Footprint
Strategic Initiatives
M&A
2027 Target

2027 Premium Revenue Target

Of the $9 to $12 billion of premium revenue growth from strategic initiatives and M&A, approximately 50% has already been secured



In $ Billions
Organic
~$38
~$5
~$4 to ~$7
~$5
~$52 to ~$55
~$5 currently in-flight:
ConnectiCare: $1.4B
TX Star CHIP: $1.3B
MI, OH, MA Duals: $1.8B
TX Star+: $0.6B
NM: $0.2B
2024 Guidance
Current Footprint
Strategic Initiatives
M&A
2027 Target

Medicaid

Medicaid Long-Term Growth

Long-term growth target of 7% - 9% is driven by the current footprint, in-flight initiatives, and projected strategic initiatives

Strategic Initiative Opportunity

1	Win new RFP States	$5B
2	Increase market share	$1.5B
3	Pursue carve-in opportunities	$0.5B

Organic Premium Revenue Opportunity



~4%
~2%
1% - 3%
7% - 9%
~30% of ~$7B opportunity
• TX Star CHIP
• TX Star+
• NM
Current Footprint Eligibles + Yield
In-Flight Initiatives
Projected Initiatives
Long-Term Growth

Source: Total current footprint and yield reflect the Company's projections for membership growth and average rate

Sizing the New State RFP Opportunity

New state RFPs yield $30 billion of revenue opportunity by 2027 with $50 billion in active procurement cycle

Contract Inception Year	States	Annual Contract Value
2026	GA, NC, TX STAR Kids	~$19B
2027	MO, IN ABD, AZ, D.C.	~$11B
Total Contract Value		~$30B
Projected Market Share		~15%
2027 Revenue Opportunity		~$5B
2028	LA, DE, OK, NH	~$20B

Source: Company estimates

Molina's Proven RFP Formula

Our RFP approach is built on execution of proven business development capabilities and a track record of operational excellence

Target Selection Criteria	Formula Components
1 Size and duration of contract	1 Effective ground game that starts two years before RFP
2 Strength of incumbents	2 Strong proposal writing team
3 Number of awardees	3 Demonstrated track record of program success and leading capabilities
4 Access to high-quality low-cost network	4 Clinical and operational innovation
5 Rational rate environment	

Increase Market Share

Focus on fundamental operating tactics will drive significant market share gain opportunity


Service Area Market Shares
5% or less
6-10%
10-15%
>15%

Actions

- Engage providers to drive membership loyalty
- Improve quality scores to drive auto assignment
- Increase voluntary enrollment through community presence and awareness
- Redetermination assistance to keep eligible members

1% Incremental Service Area Market Share → **~$1.5B** 2027 Revenue Opportunity

Pursue Carve-in Opportunities

Maximize carve-in opportunities as states increasingly leverage managed care's capabilities

Projected Contracts and Value

LTSS Carve-In Opportunities


NE
NV
MS

Foster Care Carve-In Opportunities


FL
IL
KY
WA

~$2.5B in Opportunities

Actions

- Advocate for and pursue carve-in programs
- Win LTSS opportunities within our current Medicaid footprint
- Pursue foster care RFPs in current and future Medicaid states

20%
Target Market Share in Service Areas

~$0.5B
2027 Revenue Opportunity

Medicare

Medicare Long-Term Growth

Long-term growth target of 12% - 14% is driven by the current footprint, in-flight initiatives, and projected strategic initiatives

Strategic Initiative Opportunity

1. Maximize MMP conversions into HIDE/FIDE
2. Increase Duals market share

$1.0B

Organic Premium Revenue Opportunity


~3%
Current Footprint Eligibles + Yield
~9%
• MI Duals
• OH Duals
• MA Duals
In-Flight Initiatives
0% - 2%
~15% of ~$1B opportunity
Projected Initiatives
12% - 14%
Long-Term Growth

Source: Total current footprint and yield reflect the Company's projections for Duals and non-Duals membership growth and average rate

Molina Strategic Position

Our Medicare segment is largely comprised of Duals products with significant overlap of Medicaid plans in 16 states as we leverage our Medicaid footprint

Product	States	2024G Members (K)	2024G Premium (B)
MMP	5	50	$1.8
DSNP / HIDE / FIDE	15	120	$3.0
Total Duals	**16**	**170**	**$4.8**
Non-Duals	**15**	**80**	**$0.8**
Total	**16**	**250**	**$5.6**


Medicaid
Medicaid + Medicare

Increasing Duals Alignment

CMS and state policies are increasingly focused on alignment of Medicaid and Medicare products. Both scenarios are projected to have attractive high-growth markets.

	Scenario 1	Scenario 2
CMS Guidance	– The 2025 Final Rule encourages increased integration of Medicare and Medicaid – The new rule also delegates policy and implementation decisions to individual states	
State Policy	**Any D-SNP MCO can enroll Duals**	**Only MCOs with Medicaid and Medicare can enroll Duals**
Implications for Molina	**No Change** *Operating environment remains largely unchanged*	**Increased Opportunity** *MOH Medicaid footprint creates D-SNP market share opportunity*

Maximize MMP Conversion into HIDE / FIDE

We have begun to transition our MMP members into HIDE or FIDE product with early success in Michigan and Ohio


Molina MMP Footprint
Procurements in Progress
Successfully Procured

Product Dynamics & Status

- Successfully procured 2 states (MI & OH)
- 1 remaining state-wide procurement where Molina carries strength of incumbency
- 2 remaining states will transition existing programs
- Molina partnering with states to seamlessly crosswalk members to integrated products

States	MI	OH	IL	TX	SC	Total MMP
Procured	✓	✓	*Pending*	*N/A*	*N/A*	
Premium ($B)	$0.3	$0.7	$0.4	$0.3	$0.1	$1.8B

Increase Duals Market Share

Focus on fundamental operating tactics, product design, distribution expansion and pricing discipline will drive significant market share opportunity



Service Area Market Shares

- 1% or Less
- 2-5%
- >5%

Actions

Action	Opportunity
1% Incremental market share in current footprint	**~$0.7B** 2027 Revenue Opportunity
2% Target market share in new geographies	**~$0.3B** 2027 Revenue Opportunity
2027 Revenue Opportunity	**~$1.0B**

Sources: Internal assumptions exclude Michigan and Massachusetts already in-flight.

Marketplace

Marketplace Long-Term Growth

Long-term growth target of ~5% is driven by the current footprint with optionality from projected initiatives

Strategic Initiative Opportunity

1. Increase market share in current footprint
2. Expand service areas in current Medicaid states
3. Test ICHRA and Bronze products in emerging niches

$2B

Organic Premium Revenue Opportunity



Optionality
~5%
~5%
Current Footprint Eligibles + Yield
Projected Initiatives
Long-Term Growth

Strong Market Growth

Several market dynamics have driven substantial growth

Market Growth


11.4M
Gold
Silver
59%
Bronze
12.0M
55%
14.5M
56%
16.3M
54%
21.4M
54%
2020
2021
2022
2023
2024

Market Dynamics

- Enhanced subsidies were extended through 2025
- Year-round Special Enrollment Period for under 150% FPL was made permanent
- Members transitioned from Medicaid throughout Redetermination
- Return to rational pricing environment and improved margins resulted in greater competition

Market Outlook

Continued organic growth expected to offset disenrollments from the potential expiration of enhanced subsidies

Membership Outlook
(Assumes enhanced subsidies expire)


~21M
~4M
~(4-5M)
~21M
2024
Industry Growth
Subsidy Impact
2027E

Subsidy Dynamics

- Outlook assumes ~20% of enrollees could exit the market if enhanced subsidies expire
- Additional buy-downs to Bronze plans vary based on geography and member mix
- Significant opportunity for Molina growth outlook if enhanced subsides are extended

Increase Market Share

Focus on fundamental operating tactics, product design, distribution expansion and pricing discipline will drive significant market share opportunity


Service Area Market Shares
5% or Less
6-10%
>10%

Actions

6% Incremental market share in current footprint	→	**~$1.6B** 2027 Revenue Opportunity
4% Target market share in new geographies	→	**~$0.4B** 2027 Revenue Opportunity
2027 Revenue Opportunity		**~$2.0B**

Accretive M&A

M&A Platform

M&A is a key element of the long-term premium growth targets

1. Ample excess cash flow internally funds acquisitions
2. We buy long-dated, stable revenue streams
3. M&A generally as accretive as new procurement economics
4. Previously announced purchase prices are highly capital efficient
5. Underperforming properties yield accretion from sweat equity
6. Expert integration teams ensure accretion targets are achieved

M&A Pipeline

The acquisition pipeline remains robust with many remaining opportunities


~250 Potential Government Health Plan Targets
Strategic Fit and Synergies
Near-Term Target List

1. Numerous acquisition opportunities are actionable
2. Turnarounds provide attractive economics
3. Capitated risk, not services or vertical integration
4. 2027 requires $5 billion of acquired revenue. $1.4 billion has been announced.

M&A Track Record

Seven completed transactions sequenced for manageable integration and one transaction pending


Announced
YourCare Health Plan
Magellan Complete Care
Affinity Health Plan
Cigna Texas Medicaid
AgeWell New York
My Choice Wisconsin
Bright Healthcare
ConnectiCare
2019
2020
2021
2022
2023
2024
2025
Closed
YourCare Health Plan
Magellan Complete Care
Affinity Health Plan
Cigna Texas Medicaid
AgeWell New York
My Choice Wisconsin
Bright Healthcare
ConnectiCare (1Q25)

M&A Metrics

Recent transactions were purchased at capital efficient prices and yield accretion from sweat equity

7 *Transactions completed*	**~$9 Billion** *Revenue Acquired*	**~$2.3B** *Capital Deployed*
~5.5x *Average EV / EBITDA*	**< 25%** *Average Purchase Multiple as % of Premium*	**~$4.00** *Embedded Earnings Harvested*
< 4 Years *Average Payback Period*	**~30%** *Return on Equity*	**~$2.65** *Current Embedded Earnings*

Note: Current embedded earnings from acquisitions of ~$2.65 includes the acquisition of ConnectiCare, schedule to close in 1Q 2025.

Operating Excellence

Operating Excellence

It is not only what we do but how we do it that is important our continued success

Focus on Fundamentals	The Molina Playbook
Serving All Constituencies	The Team

Our Performance Outlook

Performance Outlook

Our strategy will produce sustainable, profitable growth and industry leading margins

What We Will Do – The Next 3 Years		
Premium Revenue Growth	**Pretax Margin**	**Adjusted EPS Growth**
11% - 13%	4% - 5%	13% - 15%
7% - 9% Organic Growth	87.5% - 88.5% Medical Cost Ratio	11% - 13% Earnings Growth
~4% Acquisitions	< 7% G&A Ratio	~2% Share Repurchases

...while continually refreshing embedded earnings to support forward growth

Investment Thesis

Shareholder value is driven by strong growth, sustained margins and disciplined capital management

- Pure play government sponsored healthcare
- Attractive margins and operating leverage
- Legacy and new market opportunities
- High return capital deployment
- Double digit revenue growth
- Proven management team

Compelling Financial Profile

Mark Keim
Chief Financial Officer

Compelling Financial Profile

- Molina Margin Mechanics
- Capital Foundation
- 2024 Guidance
- Long-Term Financial Targets
- 2025 Outlook
- Investment Thesis

Molina Margin Mechanics

Industry-leading Medicaid MCRs

Molina consistently outperforms peers due to disciplined medical cost management

Medical Cost Management

- Rates are established at the market level…each MCO gets the same rates
- Corridors are established at the market level… each MCO is subject to the same corridors
- Members are generally evenly distributed among 3-5 MCO's… each MCO has similar acuity profiles
- Disciplined management of medical costs is the only differentiator


Medicaid MCR's (Statutory)
85%
89%
80%
85%
84%
86%
85%
86%
85%
88%
2019
2020
2021
2022
2023
Molina Medicaid
National Medicaid

Medical Cost Management

Numerous capabilities drive medical cost efficiencies with focus on high-acuity populations


Risk Adjustment
Care Management
Analytics
Utilization Management
Quality
Payment Integrity
Pharmacy
Network

Operating Focus

- State-of-the-art medical economics platform
- Utilization management
- High-acuity care management
- FFS and value-based contracting
- Payment integrity
- Centers of Excellence for behavioral health, pharmacy, and LTSS

Medicaid Margin Sustainability

Rate setting on total market population cost base provides Molina opportunity to continually drive MCR outperformance

Market Risk Pool

- Cost trend included in rates as CMS requires rate setting to be actuarially sound
- State actuarial processes set rates on total program population, not individual MCO's
- Molina's sustainable, best in class margins driven by continually outperforming total state populations
- All plans must satisfy quality requirements


Example Market MCRs
Molina Outperformance
88.5%
90%
89%
90%
92.5%
MOLINA HEALTHCARE
Plan 1 25%
Total Population
Plan 2 25%
Plan 3 25%
Plan 4 25%
Market Share

Risk Corridors

Medicaid risk corridor positions are a result of margin outperformance and help mitigate potential inflections in medical cost trends



Medicaid MCR's (GAAP)
Corridor expense
Medical expense
87.3%
88.6%
88.0%
88.7%
90.0%
2020
2021
2022
2023
2024G

Risk Corridor Dynamics

- Molina averaged ~200 basis points of risk corridor expense/protection over the past few years
- In 2024, risk corridors absorbed higher medical costs due to Redetermination acuity shifts
- We expect to use ~100 basis points of risk corridor buffer in 2024 as rates have not matched trend
- Historical risk corridor protection level is expected to be replenished with the new rate cycle

G&A Expense Management

Continued expense management and operating leverage drive lower G&A ratio while building capabilities for continued outperformance

Expense Management	+	Leveraging the Base	-	Building Capabilities

Expense Management

- Fixed cost leverage
- Productivity gains
- Outsourcing commoditized functions
- Automation, digitization and AI
- No frills environment

+

Leveraging the Base


50%
Variable
50%
Fixed

-

Building Capabilities

- Artificial intelligence
- Member and provider experience
- New business development
- M&A integration
- Medical economics and data analytics
- Population health

2024 Guidance

2024 Guidance

Full year 2024 guidance is reaffirmed

	FY 2023	FY 2024 Guidance	
	Actual	Initial	Current
Premium Revenue	$32.5B	~$38B	~$38B
Adjusted EPS	$20.88	≥ $23.50	≥ $23.50
MCR %	88.1%	88.2%	88.7%
Medicaid	88.7%	89.0%	90.0%
Medicare	90.7%	88.0%	88.3%
Marketplace	75.3%	78.0%	74.0%
G&A %	7.2%	7.0%	6.8%
Pre-tax Margin %	4.8%	4.6%	4.6%
Share Count	58.1M	58.1M	57.9M

Medicaid MCR: 2Q24 to 3Q24

Adjusting for CA retro items, the Medicaid MCR decreased 10 basis points driven by new store improvements and rates and risk corridors offsetting higher trend



90.8%
(0.7%)
0.5%
(0.3%)
(1.9%)
2.6%
(0.5%)
90.5%
CA Retro Items = (0.2%)
Legacy Medicaid (ex. CA retro) = 0.2%
2Q24 Reported
CA 2Q Retro Item
CA 3Q Retro Item
New Store
Rates
Trend
Corridors
3Q24 Reported

Medicaid MCR: 3Q24 to 4Q24

Adjusting for CA retro items, we expect the Medicaid MCR to decrease 100 basis points driven by new store improvements, known rates, and risk corridors offsetting moderating trend



90.5%
(0.5%)
(0.2%)
(0.8%)
0.5%
(0.5%)
89.0%
Legacy Medicaid (ex. CA retro) = (0.8%)
3Q24 MCR
CA 3Q Retro Item
New Store
Rates
Trend
Corridors
4Q24 MCR Guidance
As of 3Q24 Earnings Call

Medicaid MCR: Full Year Guidance

Increased MCR guidance driven by higher trend partially offset by rates and risk corridors


89.0%
0.3%
0.0%
~(1.5%)
~3.0%
~(1.0%)
90.0%
Legacy Medicaid (ex. CA retro) = 0.7%
FY24 Guidance
Initial 2024 Guidance
CA Retro Items
New Store
Rates
Trend
Corridors
FY24 Guidance
As of 3Q24 Earnings Call

Medicaid Medical Cost Trend

Full year 2024 trend is now expected to be 6% and reflects equal contribution from the acuity shift and core trend

Medicaid Trend Progression


~3%
~3%
~6%
Initial 2024 Net Trend
Core Trend + Acuity Shift
Current 2024 Net Trend

Components of Trend


~3%
1%
2%
Core Trend
Acuity Shift
~6%
3%
3%
Initial 2024 Net Trend
Current 2024 Net Trend

2024 EPS Guidance

We reaffirm guidance of at least $23.50 with Marketplace, G&A ratio, and NII offsetting higher MCR's in Medicaid and Medicare



≥$23.50
~$1.30
~$1.00
~$0.40
($1.65)
($0.75)
($0.30)
≥$23.50
$2.70
($2.70)
FY24 Prior Guidance
As of 2Q24 Earnings Call
Marketplace
G&A Leverage
Net Investment Income
Medicaid
Q3 CA Retro Item
Medicare
FY24 Guidance
As of 3Q24 Earnings Call

2025 Outlook

Medicaid Rate Environment

The rate cycle is well-timed with 55% of premium renewing on January 1st

Core Rates

- Known on-cycle rates were 4.5% in 3Q24 and 9% in 4Q24
- Off-cycle rates were 1.5% in 3Q24
- 55% of revenues reset January 1st
- Known January rates are in draft form
- We continue to expect off-cycle rate adjustments as data develops

Premium Rate Profile

Fiscal Year Start	Q1	Q2	Q3	Q4	FY2025
Number of States	10	1	6	3	**21**
% of Total Premium	~55%	~10%	~25%	~10%	**100%**

2025 Premium Revenue Outlook

Known building blocks provide current outlook of ~8% premium revenue growth


In $ Billions
~$38
($1.5)
• Virginia
• Redeterminations
• MAPD footprint
~$1.7
$1.1
• TX Star CHIP
• TX Star+
• NM
$1.4
Expected to close in 1Q
≥$41
2024 Guidance
As of 3Q24 Earnings Call
2025 Headwinds
Current Footprint
RFP Wins
ConnectiCare
Strategic Initiatives
2025 Outlook

Realization of Embedded Earnings

Embedded earnings of $6.00 remain balanced between acquisitions and new contracts, with less than half expected to be realized in 2025

		Realization	
Driver	**2024 Year End**	**2025**	**2026 and 2027**
Acquisitions	$2.65	($0.90)	($1.75)
New Contracts	$3.35	($1.10)	($2.25)
Total	**$6.00**	**($2.00)**	**($4.00)**

2025 Medicaid MCR Components

Achieving the high-end of the long-term MCR target range requires 20 basis points of benefit off 2H 2024 guidance from the combination of rates, trend, and risk corridors


89.7%
(0.3%)
(0.2%)
(0.2%)
89.0%
2H 2024G Medicaid
CA 3Q24 Retro Item
New Store Medicaid
Rates
Trend
Risk Corridors
High-End of LT Target Range

2025 Adjusted EPS Building Blocks

Medicaid margin is the largest driver of our outlook for current footprint and relies heavily on rates and trends



≥$23.50
$2.00
$0.40
2024 Guidance
As of 3Q24 Earnings Call
Current Footprint
Embedded Earnings
Share Repurchase Benefit in 3Q24
Net Investment Income
2025 Outlook

Capital Foundation

Strong Capital Foundation

Strong balance sheet provides foundation for stability and growth

3Q 2024 Credit Stats	
Net Debt to EBITDA Ratio	1.4x
Net Debt / Capitalization	~35%
Revolver Capacity	$1.25B

Reserve Strength	
Reserves at 9/30/24	$4.7B
Days in Claims Payable	48 Days

Recurring Parent Cash Flow	
2024 Dividends to Parent	>$950M
Dividend to Net Income Conversion	80% - 100%

Acquisition Capacity as of 4Q 2025	
Parent Company Cash	~$500M
Debt Capacity	~$4.0B
Total Deployable Capital 4Q 2025	~$4.5B

Capital Deployment Discipline

Capital deployment is prioritized to opportunities with the highest returns

		EPS Accretion	Long-Term Target Capital Allocation
Re-invest in Business	– Organic growth is the highest priority – Most efficient use of capital to grow – All lines of business are high growth	✓✓✓	~25%
Accretive Acquisitions	– Robust pipeline – Disciplined approach – Strategic fit and operational synergies	✓✓	~50%
Return to Shareholders	– Share repurchases	✓	~25%

Long-Term Financial Targets

Long-Term Targets

Molina has a clear formula to deliver organic premium growth and sustainable MCR to achieve pre-tax margins

	Organic Premium Growth	Medical Cost Ratio
Medicaid	7% - 9%	88% - 89%
Medicare	12% - 14%	87% - 88%
Marketplace	5% with Optionality	78% - 80%
Weighted Total At current portfolio mix	**7% - 9%**	**87.5% - 88.5%**



Pre-Tax Margin
87.5% - 88.5%
<7%
4% - 5%
Medical Care Ratio
Adj. G&A Ratio
Pre-Tax Margin

2027 Premium Revenue Target

Of the $9 to $12 billion of premium revenue growth from strategic initiatives and M&A, approximately 50% has already been secured



In $ Billions
~$38
~$5
~$4 to ~$7
$3.9
$0.6 to $3.3
TX Star CHIP: $1.3B
MI, OH, MA Duals: $1.8B
TX Star+: $0.6B
NM: $0.2B
~$5
$1.4
$3.6
ConnectiCare: $1.4B
~$52 to ~$55
2024 Guidance
As of 3Q24 Earnings Call
Current Footprint
In-Flight
Projected
Strategic Initiatives
In-Flight
Projected
M&A
2027 Target

2027 Strategic Initiative Opportunity

2027 premium target requires realization of ~20% of total identified strategic initiatives, a conservative view

In $ Billions


$10.0
Marketplace
$2.0
Medicare
$1.0
Medicaid
$7.0
~$0.6 to ~$3.3
Gap to 2027 Premium Revenue Target
2027 Premium Revenue Opportunity

$2.0B Increase Market Share

$1.0B Increase Duals market share

$5.0B Win New RFP States
$1.5B Increase market share
$0.5B Pursue LTSS and foster care carve-ins

Long-Term EPS Growth

Strong revenue and earnings growth is enhanced by operating leverage and share repurchases

Premium Revenue Growth	11% - 13%
Hedge to Margins / Operating Leverage	0% - 1%
Net Income Growth	11% - 13%
Share Repurchases	~2%
EPS Growth	**13% - 15%**

...while continually refreshing embedded earnings to support forward growth

Investment Thesis

Performance Outlook

Our strategy will produce sustainable, profitable growth and industry leading margins

What We Will Do – The Next 3 Years		
Premium Revenue Growth	**Pretax Margin**	**Adjusted EPS Growth**
11% - 13%	**4% - 5%**	**13% - 15%**
7% - 9% Organic Growth	87.5% - 88.5% Medical Cost Ratio	11% - 13% Earnings Growth
~4% Acquisitions	< 7% G&A Ratio	~2% Share Repurchases

...while continually refreshing embedded earnings to support forward growth

Investment Thesis

Shareholder value is driven by strong growth, sustained margins and disciplined capital management

- ✓ Pure play government sponsored healthcare
- ✓ Attractive margins and operating leverage
- ✓ Legacy and new market opportunities
- ✓ High return capital deployment
- ✓ Double digit revenue growth
- ✓ Proven management team

Q&A

Reconciliation of Non-GAAP Financial Measures

Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations. Managements opinions on business trends and operations can change, so the adjustments included in the table will not be consistent from period to period.

	2020	2021	2022	2023	2024G[1]
Net income per diluted share	$ 11.23	$ 11.25	$ 13.55	$ 18.77	$ 21.59
Adjustments:					
Amortization of intangible assets	0.26	0.83	1.32	1.47	1.43
Acquisition-related expenses	0.37	1.59	0.83	0.12	0.86
Impairment [2]	-	-	3.56	-	-
Loss on debt repayment	0.26	0.43	-	-	-
Marketplace risk corridor judgment	(2.14)	-	-	-	-
Other [3]	0.51	0.16	-	1.17	0.27
Subtotal, adjustments	(0.74)	3.01	5.71	2.76	2.56
Income tax effect	0.18	(0.72)	(1.34)	(0.65)	(0.65)
Adjustments, net of tax	(0.56)	2.29	4.37	2.11	1.91
Adjusted net income per diluted share	$ 10.67	$ 13.54	$ 17.92	$ 20.88	$ 23.50

(1) 2024 Guidance as of October 23, 2024
(2) Resulting from the Company's plan to reduce its leased real estate footprint
(3) 2020 includes charitable contribution, premium deficiency reserves, and restructuring costs. 2021 includes change in premium deficiency reserves, loss on sale of property, and restructuring costs. 2022 includes gain on lease termination and disposal of fixed assets. 2023 includes a credit loss on 2022 Marketplace risk adjustment receivables due to the insolvency of an issuer in the Texas pool. 2024 includes litigation and one-time termination benefits.